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                                                                   EXHIBIT 23(a)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



                 As independent public accountants, we hereby consent to the incorporation of our report dated February 24, 1995, included herein, into Pennzoil Company's previously filed Registration Statements on Form S-8 Nos. 2-67268, 2-76935, 2-95869, 33- 24261, 33-40192, 33-51473, 33-53783 and on Form
S-3 Nos. 33-50029 and 33-50953.


                                                            ARTHUR ANDERSEN LLP


Houston, Texas
February 24, 1995